MERCURY MID CAP GROWTH FUND, INC.

  Supplement dated March 15, 2001 to the Prospectus dated September 15, 2000

         On March 13, 2001, the Board of Directors of Mercury Mid Cap Growth Fund, Inc. adopted a non-fundamental policy permitting the Fund to engage in short sales of securities up to 10% of the Fund's assets. In light of that policy, please note the following changes. Reference is made to the section in the Prospectus entitled "HOW THE FUND INVESTS":

1. The following four paragraphs that deal with short sales of securities are added on page 7, just before "INVESTMENT RISKS":

         The Fund may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Fund does not own declines in value. When the Fund makes a short sale, it borrows the security sold short and delivers it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities.

         The Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. Government securities or other liquid securities similar to those borrowed. With respect to uncovered short positions, the Fund will also be required to deposit similar collateral with its custodian to the extent, if any, necessary so that the value of both collateral deposits in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security, regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

         The Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 10% of the value of its total assets.

         The Fund may also make short sales "against the box" without being subject to such limitations. In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire the identical security at no additional cost.

2. The following side bar definition of "Short sale" is inserted on page 7 underneath the side bar "About the Manager":

         Short sale - a transaction in which the Fund sells a security it does not own in anticipation of a decline in the market price of that security.

CODE # MF 19116-09-00 ALL






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                       MERCURY MID CAP GROWTH FUND, INC.

        Supplement dated March 15, 2001 to the Statement of Additional
                     Information dated September 15, 2000

         On March 13, 2001, the Board of Directors of Mercury Mid Cap Growth Fund, Inc. adopted a non-fundamental policy permitting the Fund to engage in short sales of securities up to 10% of the Fund's assets. In light of that policy, please note the following changes. Reference is made to the section in the Statement of Additional Information entitled "INVESTMENT OBJECTIVE AND POLICIES":

1. The following sub-section, entitled "Short Sales," is added on page 4 after the sub-section entitled "Mid Cap Securities":

Short Sales

         The Fund may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Fund does not own declines in value. When the Fund makes a short sale, it borrows the security sold short and delivers it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities.

         The Fund secures its obligation to replace the borrowed security by depositing collateral with the broker-dealer, usually in cash, U.S. Government securities or other liquid securities similar to those borrowed. With respect to uncovered short positions, the Fund is required to deposit similar collateral with its custodian, if necessary, to the extent that the value of both collateral deposits in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which the Fund borrowed the security, regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

         Because making short sales in securities that it does not own exposes the Fund to risks associated with those securities, such short sales involve speculative exposure risk. As a result, if the Fund makes short sales in securities that increase in value, it will likely underperform similar mutual funds that do not make short sales in securities they do not own. The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. There can be no assurance that the Fund will be able to close out a short sale position at any particular time or at an acceptable price. Although the Fund's gain is limited to the amount at which it sold a security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold.

         The Fund may also make short sales "against the box" without being subject to such limitations. In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire the identical security at no additional cost.

2. Reference is made in the Statement of Additional Information to the sub-section "Investment Restrictions" under the section "INVESTMENT OBJECTIVE AND POLICIES." Paragraph "b" on page 15 is deleted and replaced in its entirety with the following paragraph:

         b. Make short sales of securities or maintain a short position, except to the extent permitted under the Prospectus and Statement of Additional Information and by applicable law.

CODE # MF 19117-09-00 ALL